Exhibit 99.2

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X

                             -----------------------

                         BANK ONE, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A National Banking Association                          36-0899825
                                                        (I.R.S. employer
                                                        identification number)

1 Bank One Plaza, Chicago, Illinois                     60670-0126
(Address of principal executive offices)                (Zip Code)

                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0430
                          Chicago, Illinois 60670-0430
                     Attn: Steven M. Wagner, (312) 407-1819
            (Name, address and telephone number of agent for service)

                             -----------------------

                   Capital Auto Receivables Asset Trust 2001-1
               (Exact name of obligor as specified in its charter)


Delaware                                                Pending
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification number)

c/o Bankers Trust (Delaware), as Owner Trustee
1011 Centre Road
Suite 200
Wilmington, Delaware                                      19805
(Address of principal executive offices)                (Zip Code)


     Capital Auto Receivables Asset Trust 2001-1 Asset Backed Notes, Class A
                         (Title of Indenture Securities)

Item 1. General Information. Furnish the following information as to trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller  of  Currency,   Washington,  D.C.;  Federal  Deposit
               Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

               (b) Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

               No such affiliation exists with the trustee.


Item 16. List of exhibits. List below all exhibits filed as a part of Statement of Eligibility.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise corporate trust powers.*

               4.   A copy of the existing by-laws of the trustee.*

               5.   Not Applicable.

               6. The consent of the trustee required by Section 321(b) of the Act.

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8.   Not Applicable.

               9.   Not Applicable.


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 11th day of January, 2001.


               Bank One, National Association,
               Trustee

               By   /s/ STEVEN M. WAGNER
               _____________________________
                        Steven M. Wagner
                        First Vice President





* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                             January 11, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2001-1 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                             Very truly yours,

                                             Bank One, National Association



                                       By: /s/ STEVEN M. WAGNER
                                        ___________________________
                                               Steven M. Wagner
                                               First Vice President



                                    EXHIBIT 7

Title of Bank:             Bank One, NA                 Call Date: 09/30/00  ST-BK:  17-1630 FFIEC 031
Address:                   1 Bank One Plaza, Ste 0303                                        Page RC-1
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                Dollar Amounts in thousands   C400
                                                                                                                             -------
                                                                                                RCFD     BIL MIL THOU


ASSETS
1.      Cash and balances due from depository institutions (from Schedule
        RC-A):                                                                                     RCFD
                                                                                                   ----
        a. Noninterest-bearing balances and currency and coin(1)..............................     0081     4,909,175     1.a
        b. Interest-bearing balances(2).......................................................     0071     9,456,424     1.b
2.      Securities
        a. Held-to-maturity securities(from Schedule RC-B, column A)..........................     1754             0     2.a
        b. Available-for-sale securities (from Schedule RC-B, column D).......................     1773     9,538,301     2.b
3.      Federal funds sold and securities purchased under agreements to
        resell................................................................................     1350     9,181,125     3.
4.      Loans and lease financing receivables:
        a. Loans and leases, net of unearned income (from Schedule                                 RCFD
                                                                                                   ----
        RC-C).................................................................................     2122    57,440,802     4.a
        b. LESS: Allowance for loan and lease losses..........................................     3123       984,209     4.b
        c. LESS: Allocated transfer risk reserve..............................................     3128             0     4.c
        d. Loans and leases, net of unearned income, allowance, and                                RCFD
                                                                                                   ----
           reserve (item 4.a minus 4.b and 4.c)...............................................     2125    56,456,593     4.d
5.      Trading assets (from Schedule RD-D)...................................................     3545     3,648,812     5.
6.      Premises and fixed assets (including capitalized leases)..............................     2145       587,051     6.
7.      Other real estate owned (from Schedule RC-M)..........................................     2150         1,798     7.
8.      Investments in unconsolidated subsidiaries and associated
        companies (from Schedule RC-M)........................................................     2130       426,504     8.
9.      Customers' liability to this bank on acceptances outstanding..........................     2155       458,892     9.
10.     Intangible assets (from Schedule RC-M)................................................     2143       207,832    10.
11.     Other assets (from Schedule RC-F).....................................................     2160     3,247,525    11.
12.     Total assets (sum of items 1 through 11)..............................................     2170    98,120,032    12.

-----------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.





Legal Title of Bank:    Bank One, NA                                                Call Date:  09/30/00 ST-BK:  17-1630 FFIEC 031
Address:                1 Bank One Plaza, Ste 0303                                                                       Page RC-2
City, State  Zip:       Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8

Schedule RC-Continued
                                                                                                        Dollar Amounts in
                                                                                                            Thousands
LIABILITIES
13.     Deposits:
        a. In domestic offices (sum of totals of columns A and C                                   RCON
                                                                                                   ----
           from Schedule RC-E, part 1)........................................................     2200        25,738,075     13.a
           (1) Noninterest-bearing(1).........................................................     6631        10,584,200     13.a1
(2)               Interest-bearing. ..........................................................     6636        15,153,875     13.a2

        b. In foreign offices, Edge and Agreement subsidiaries, and                                RCFN
                                                                                                   ----
           IBFs (from Schedule RC-E, part II).................................................     2200        31,520,969     13.b
           (1) Noninterest bearing. ..........................................................     6631           465,521     13.b1
           (2) Interest-bearing...............................................................     6636        31,055,448     13.b2
14.     Federal funds purchased and securities sold under agreements
        to repurchase: .......................................................................     RCFD 2800    3,226,453     14
15.     a. Demand notes issued to the U.S. Treasury...........................................     RCON 2840      572,166     15.a
        b. Trading Liabilities(from Schedule RC-D)............................................     RCFD 3548    3,356,051     15.b

16.     Other borrowed money:                                                                      RCFD
                                                                                                   ----
        a. With original maturity of one year or less.........................................     2332        17,661,460     16.a
        b. With original  maturity of more than one year......................................     A547         2,903,834     16.b
        c. With original maturity of more than three years....................................     A548         1,776,624     16.c

17.     Not applicable
18.     Bank's liability on acceptance executed and outstanding...............................     2920           458,892     18.
19.     Subordinated notes and debentures.....................................................     3200         2,800,000     19.
20.     Other liabilities (from Schedule RC-G)................................................     2930         2,354,330     20.
21.     Total liabilities (sum of items 13 through 20)........................................     2948        92,368,854     21.
22.     Not applicable

EQUITY CAPITAL
23.     Perpetual preferred stock and related surplus.........................................     3838                 0     23.
24.     Common stock..........................................................................     3230           200,858     24.
25.     Surplus (exclude all surplus related to preferred stock)..............................     3839         3,660,673     25.
26.     a. Undivided profits and capital reserves.............................................     3632         1,953,506     26.a
        b. Net unrealized holding gains (losses) on available-for-sale
           securities.........................................................................     8434           (63,547)    26.b
        c. Accumulated net gains (losses) on cash flow hedges.................................     4336                 0     26.c
27.     Cumulative foreign currency translation adjustments...................................     3284              (312)    27.
28.     Total equity capital (sum of items 23 through 27).....................................     3210         5,751,178     28.
29.     Total liabilities, limited-life preferred stock, and equity
        capital (sum of items 21, 22, and 28).................................................     3300        98,120,032     29.

Memorandum
To be reported only with the March Report of Condition.
1.      Indicate in the box at the right the number of the statement below that best describes the most
        comprehensive level of auditing work performed for the bank by independent external             Number
        auditors as of any date during 1996 . . . . . . . . . . . . . . . . . . RCFD 6724 . ....NA       M.1.
1 =     Independent audit of the bank conducted in accordance
          with generally accepted auditing standards by a certified
          public accounting firm which submits a report on the bank
2 =     Independent audit of the bank's parent holding company
          conducted in accordance with generally accepted auditing
          standards by a certified public accounting firm which
          submits a report on the consolidated holding company
          (but not on the bank separately)
3 =     Directors' examination of the bank conducted in
          accordance with generally accepted auditing standards
          by a certified public accounting firm (may be required by
          state chartering authority)
4 =     Directors' examination of the bank performed by other
          external auditors (may be required by state chartering authority)
5 =     Review of the bank's financial statements by external auditors
6 =     Compilation of the bank's financial statements by external auditors
7 =     Other audit procedures (excluding tax preparation work)
8 =     No external audit work

------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.